UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road	28277
Charlotte, NC
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

RXO, Inc. held its 2023 Annual Meeting of Stockholders on May 23, 2023.  The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023, were voted upon by the Company’s stockholders at the Annual Meeting.  The final voting results are below.

Proposal 1 – Election of Directors.

Each of the following individuals were elected by the stockholders to serve as Class I directors of the Company for a term to expire at the annual meeting of stockholders in 2026 or until their respective successors have been duly elected and qualified, based upon the votes set forth in the table below.

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Drew Wilkerson	102,576,115	424,581	31,480	7,887,089
Stephen Renna	101,966,657	1,032,993	32,526	7,887,089
Thomas Szlosek	101,980,994	1,018,485	32,697	7,887,089

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023, based upon the votes set forth in the table below.

For	Against	Abstain

110,781,188	87,276	50,801

Proposal 3 – Advisory Vote to Approve Executive Compensation.

The Company’s stockholders approved an advisory resolution approving the executive compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, based upon the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes

96,624,317	6,334,004	73,855	7,887,089

Proposal 4 – Advisory Vote on Frequency of Future Advisory Votes to Approve Executive Compensation.

The Company’s stockholders approved an advisory resolution approving the frequency of future advisory votes to approve executive compensation, based upon the votes set forth in the table below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

100,208,615	156,040	2,525,859	141,662	7,887,089

In light of the voting results as disclosed above, the Company intends to hold future advisory votes to approve executive compensation on an annual basis, until the next required vote on the frequency of stockholder votes on such matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RXO, INC.

	By:	/s/ Jeffrey D. Firestone
	Name:	Jeffrey D. Firestone
	Title:	Chief Legal Officer and Corporate Secretary

Date: May 24, 2023